Media Contact:

Shannon Pleasant

Intersil Corporation

(512) 382-8444

spleasant@intersil.com

Intersil Corporation Reports Second Quarter Results

Milpitas, Calif. July 29, 2015 – Intersil Corporation (NASDAQ:ISIL), a leading provider of innovative power management and precision analog solutions, today announced financial results for the second quarter of 2015. Revenue of $132.4 million was down 1.3% sequentially. Strong gross margin and lower operating expenses resulted in solid operating margin for the eighth consecutive quarter. The company reported GAAP earnings per share of $0.28 and non-GAAP earnings per share of $0.16.

Company Highlights

•	Gross margin performance was strong at 59.3% on a GAAP basis and 59.6% on a non-GAAP basis.
•	The company again reported solid profitability, with GAAP operating margin of 12.2% and non-GAAP operating margin of 20.3%.
•	Cash and cash equivalents increased to $225 million.
•	New products introduced during the quarter represent industry firsts for power management in tablets and ultrabooks, wearables and industrial applications.

Quarterly Results
Revenue for the second quarter was slightly lower than expected due to persistent demand weakness in computing and infrastructure end markets. Computing and Consumer (C&C) revenue grew 2.4% sequentially driven by new smartphone wins. Industrial and Infrastructure (I&I) revenue was down 3.1% sequentially. In the I&I business, strength in automotive and military/aerospace was offset by softness in infrastructure power and industrial analog. The breakdown by end market for the quarter was as follows:

	Q2 2015		Q1 2015		Q2 2014
End Market Revenue	$M	%	$M	%	$M	%
Industrial & Infrastructure	87.9	66%	90.7	68%	94.8	64%
Consumer & Computing	44.5	34%	43.5	32%	53.0	36%
Total Revenue	$ 132.4		$ 134.2		$ 147.8

Table 1. Intersil End Market Mix

GAAP gross margin for the quarter was 59.3%, an increase of 120 basis points from the second quarter of 2014. Total GAAP operating expenses were $62.3 million. R&D expense was $33.1 million and SG&A expense was $25.2 million. GAAP operating income was $16.2 million or 12.2% of revenue. Q2 GAAP net income was $37.7 million and diluted GAAP EPS was $0.28.

The following non-GAAP results exclude amortization of acquisition-related intangibles and stock compensation expense. Non-GAAP gross margin for the quarter was 59.6%. Margin declined slightly sequentially due primarily to a lower mix of I&I products. Non-GAAP operating expenses declined to $52 million as the company efficiently managed expenses. Q2 non-GAAP operating income was $26.9 million resulting in a non-GAAP operating margin of 20.3%.  Fully diluted Q2 earnings per share on a non-GAAP basis were $0.16.

For a complete reconciliation of GAAP and non-GAAP results, please see the “Non-GAAP Results” tables included at the end of this release.

Cash and cash equivalents increased to $225 million at the end of the second quarter. Intersil’s board of directors authorized payment of a quarterly dividend of $0.12 per share of common stock. The payment of this dividend will be made on or about August 28, 2015, to shareholders of record as of the close of business on August 18, 2015.

Third Quarter 2015 Outlook

The following forward looking guidance is for the third quarter ending October 2, 2015, based on current business trends and conditions:

	GAAP	Reconciling items	Non-GAAP
Revenue	$122 to $130 million		$122 to $130 million
Gross margin	Down 150 bps		Down 150 bps
Operating expenses	$60 million +/- $500K	$6 million equity based compensation $4 million amortization of purchased intangibles	$50 million +/- $500K
Earnings per share	$0.05 to $0.08		$0.12 to $0.15

Table 2. Intersil Q3 2015 Outlook

“New business has started ramping, but not at a pace to offset the broader weakness resulting from a sluggish global demand environment,” said Necip Sayiner, president and CEO of Intersil. “We continue to be focused on building a highly profitable growth business. While the path to revenue growth is taking longer than we’d like, we feel positive about the progress thus far.”

Earnings Call Webcast

Intersil will be hosting a webcast to discuss the quarterly results and outlook today at 1:30 p.m. Pacific Time. To access the webcast, please visit the investor relations page of the company’s website at ir.intersil.com. Participants can also dial (866) 700-6067 or +1 (617) 213-8834 and enter the pass code 41566174. A replay of the webcast will be available for two weeks following the conference call on the company website, or may be accessed by dialing (888) 286-8010, international dial +1 (617) 801-6888, using the pass code 99476491.

About Intersil

Intersil Corporation is a leading provider of innovative power management and precision analog solutions. The company's products form the building blocks of increasingly intelligent, mobile and power hungry electronics, enabling advances in power management to improve efficiency and extend battery life. With a deep portfolio of intellectual property and a rich history of design and process innovation, Intersil is the trusted partner to leading companies in some of the world’s largest markets, including industrial and infrastructure, mobile computing, automotive and aerospace. For more information about Intersil, visit our website at www.intersil.com.

FORWARD-LOOKING STATEMENTS
Intersil Corporation press releases and other related comments may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon Intersil’s management's current expectations, estimates, beliefs, assumptions and projections about Intersil's business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. Important factors that may affect our business, future operating results and financial condition include: any faltering in global economic conditions, the highly cyclical nature of the semiconductor industry, intense competition in the semiconductor industry, unsuccessful product development or failure to obtain market acceptance of our products, downturns in the computing market, failure to make or deliver products in a timely manner, unavailability of raw materials, services, supplies or manufacturing capacity, delays in production or in implementing new production techniques, product defects or unreliability of products, adverse results in litigation matters, and other risk factors described in Intersil's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Intersil filings with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC's web site at http://www.sec.gov). These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements. Intersil does not adopt and is not responsible for any forward-looking statements and projections made by others in this press release.

Non-GAAP Reporting

To supplement its consolidated financial results presented in accordance with GAAP, Intersil uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with Intersil’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that Intersil’s non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by Intersil include:

•Gross profit;

•Operating expenses;

•Provision (benefit) for income taxes;

•Operating income (loss);

•Net income (loss);

•Diluted earnings (loss) per share; and

•Weighted average shares outstanding – diluted.

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and related costs, equity-based compensation expense, and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes Intersil’s financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Non-GAAP Results” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related.  Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or Intersil’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare Intersil’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

Restructuring and related costs. Restructuring charges primarily relate to changes in Intersil’s infrastructure in efforts to reduce costs and rebalance its workforce. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Intersil has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from

Intersil’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.
•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.
•	Other write-offs such as intangibles related to a restructuring action.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of Intersil. Excluding this data allows investors to better compare Intersil’s period-over-period performance without such expense, which Intersil believes may be useful to the investor community. Other adjustments primarily include:

•	Equity-based compensation expense.
•	Legal or governmental judgments, awards, fines or penalties.
•	Income from IP agreement.
•	Write-offs (recoveries) related to Auction Rate Securities.
•	Tax effects of non-GAAP adjustments.
•

Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of equity-based compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Comparability. The above criteria has been consistently applied when calculating the non-GAAP financial measures for all periods presented in this press release and accompanying tables. During the second quarter of fiscal 2013 we revised our non-GAAP financial information to reduce the types of items excluded from our non-GAAP presentation in an effort to increase comparability of our results with published earnings estimates widely available on the Internet.  In the past we excluded other items such as the compensation expense(benefit) associated with our non-qualified deferred compensation plan, CEO severance costs, loss on interest-rate swaps, and related tax effects of these items, from our non-GAAP financial information. As a result, a non-GAAP financial measure presented in the accompanying press release tables may be different from that presented in a prior press release.

Intersil Corporation
Condensed Consolidated Balance Sheets
Unaudited
(in thousands)

	Jul. 3,	Apr. 3,	Jul. 4,
	2015	2015	2014
Assets
Current assets:
Cash and cash equivalents	$ 224,962	$ 220,900	$ 201,241
Trade receivables, net	55,972	51,236	59,121
Inventories	71,816	77,798	65,077
Prepaid expenses and other current assets	6,563	14,301	9,966
Income taxes receivable	1,073	1,129	2,839
Deferred income tax assets	20,724	20,615	15,590
Total current assets	381,110	385,979	353,834
Non-current assets:
Property, plant and equipment, net	74,224	73,073	75,798
Purchased intangibles, net	24,813	28,839	45,520
Goodwill	565,424	565,424	565,424
Deferred income tax assets	44,493	38,779	55,186
Other non-current assets	33,574	71,297	73,144
Total non-current assets	742,528	777,412	815,072
Total assets	$ 1,123,638	$ 1,163,391	$ 1,168,906

Liabilities and shareholders' equity
Current liabilities:
Trade payables	$ 23,419	$ 22,544	$ 28,330
Deferred income	15,992	13,442	10,965
Income taxes payable	1,761	5,764	8,370
Provision for TAOS litigation	79,017	79,470	-
Other accrued expenses	53,068	62,362	62,745
Total current liabilities	173,257	183,582	110,410
Non-current liabilities:
Income taxes payable	2,944	60,661	72,367
Other non-current liabilities	12,244	12,656	17,949
Total non-current liabilities	15,188	73,317	90,316
Total shareholders' equity	935,193	906,492	968,180
Total liabilities and shareholders' equity	$ 1,123,638	$ 1,163,391	$ 1,168,906

Intersil Corporation
Condensed Consolidated Statements of Operations
Unaudited
(In thousands, except percentages and per share amounts)

	Quarter Ended
	Jul. 3,	Apr. 3,	Jul. 4,
	2015	2015	2014
	Q2 2015	Q1 2015	Q2 2014

Revenue	$ 132,441	$ 134,153	$ 147,761
Cost of revenue	53,948	53,827	61,953
Gross profit	78,493	80,326	85,808
Gross margin %	59.3%	59.9%	58.1%
Expenses:
Research and development	33,098	32,017	32,491
Selling, general and administrative	25,194	25,453	27,076
Amortization of purchased intangibles	4,026	5,561	5,560
Provision for TAOS litigation	-	81,100	-
Total expenses	62,318	144,131	65,127
Operating income (loss)	16,175	(63,805)	20,681
Interest expense and other	(503)	(257)	(384)
(Loss) gain on investments, net	(71)	773	495
Income (loss) before income taxes	15,601	(63,289)	20,792
Income tax (benefit) expense	(22,123)	5,535	7,146
Net income (loss)	$ 37,724	$ (68,824)	$ 13,646

Earnings (loss) per share:
Basic	$ 0.29	$ (0.53)	$ 0.11
Diluted	$ 0.28	$ (0.53)	$ 0.10

Weighted average shares outstanding:
Basic	131,916	130,513	129,020
Diluted	132,823	130,513	132,214

Intersil Corporation
Condensed Consolidated Statements of Cash Flows
Unaudited
(In thousands)

	Quarter Ended
	Jul. 3,	Apr. 3,	Jul. 4,
	2015	2015	2014
	Q2 2015	Q1 2015	Q2 2014
Operating activities:
Net income (loss)	$ 37,724	$ (68,824)	$ 13,646
Depreciation	3,607	4,486	4,785
Amortization of purchased intangibles	4,026	5,561	5,560
Equity-based compensation	6,689	5,756	5,585
Deferred income taxes	(5,823)	373	1,575
Other	(64)	(1,059)	(55)
Net changes in operating assets and liabilities	(21,933)	80,502	(17,890)
Net cash flows provided by operating activities	24,226	26,795	13,206

Investing activities:
Proceeds from investments	-	588	-
Net capital expenditures	(4,997)	(4,990)	(2,066)
Net cash flows used in investing activities	(4,997)	(4,402)	(2,066)

Financing activities:
Proceeds from equity-based awards, net	1,851	4,355	8,957
Dividends paid	(17,196)	(15,697)	(16,220)
Net cash flows used in financing activities	(15,345)	(11,342)	(7,263)

Effect of exchange rates on cash and cash equivalents	178	(1,367)	28

Net change in cash and cash equivalents	4,062	9,684	3,905

Cash and cash equivalents as of the beginning of the period	220,900	211,216	197,336

Cash and cash equivalents as of the end of the period	$ 224,962	$ 220,900	$ 201,241

Intersil Corporation
Non-GAAP Results
Unaudited
(In thousands, except percentages)

	Quarter Ended
	Jul. 3,	Apr. 3,	Jul. 4,
	2015	2015	2014
	Q2 2015	Q1 2015	Q2 2014

Non-GAAP gross profit:
GAAP gross profit	$ 78,493	$ 80,326	$ 85,808
Equity-based compensation COS	436	392	394
Non-GAAP gross profit	$ 78,929	$ 80,718	$ 86,202

Non-GAAP gross margin:
GAAP gross margin	59.3%	59.9%	58.1%
Equity-based compensation COS	0.3%	0.3%	0.2%
Non-GAAP gross margin	59.6%	60.2%	58.3%

Non-GAAP operating expenses:
GAAP operating expenses	$ 62,318	$ 144,131	$ 65,128
Provision for TAOS litigation	-	(81,100)	-
Equity-based compensation (excl. COS)	(6,253)	(5,364)	(5,191)
Amortization of purchased intangibles	(4,026)	(5,561)	(5,560)
Non-GAAP operating expenses	$ 52,039	$ 52,106	$ 54,377

Non-GAAP operating income:
GAAP operating income (loss)	$ 16,175	$ (63,805)	$ 20,681
Provision for TAOS litigation	-	81,100	-
Equity-based compensation	6,689	5,756	5,585
Amortization of purchased intangibles	4,026	5,561	5,560
Non-GAAP operating income	$ 26,890	$ 28,612	$ 31,826

Non-GAAP operating margin:
GAAP operating margin	12.2%	(47.6)%	14.0%
Excluded items as a percent of revenue	8.1%	68.9%	7.5%
Non-GAAP operating margin	20.3%	21.3%	21.5%

Intersil Corporation
Non-GAAP Results
Unaudited
(In thousands, except per share amounts)

	Quarter Ended
	Jul. 3,	Apr. 3,	Jul. 4,
	2015	2015	2014
	Q2 2015	Q1 2015	Q2 2014

Non-GAAP net income:
GAAP net income (loss)	$ 37,724	$ (68,824)	$ 13,646
Tax adjustments from non-cash and discrete items	(26,351)	(71)	1,232
Gain on recovery from auction rate securities	-	(588)	-
Equity-based compensation	6,689	5,756	5,585
Amortization of purchased intangibles	4,026	5,561	5,560
Provision for TAOS litigation	-	81,100	-
Non-GAAP net income	$ 22,088	$ 22,934	$ 26,023

GAAP weighted average shares - diluted	132,823	130,513	132,214
Non-GAAP adjustment	5,090	6,798	3,527
Non-GAAP weighted average shares - diluted	137,913	137,311	135,741

Non-GAAP earnings per diluted share:
GAAP earnings per diluted share	$ 0.28	$ (0.53)	$ 0.10
Excluded items per share impact	(0.12)	0.70	0.09
Non-GAAP earnings per diluted share	$ 0.16	$ 0.17	$ 0.19

Equity-based compensation expense by classification:
Cost of revenue ("COS")	$ 436	$ 392	$ 394
Research and development	$ 2,658	$ 2,751	$ 2,046
Selling, general and administrative	$ 3,595	$ 2,613	$ 3,145